Execution Version

AMENDMENT No. 6, dated as of August 22, 2016 (this “Amendment”), to the Credit Agreement dated as of July 7, 2010, among DYNCORP INTERNATIONAL INC., a Delaware corporation (the “Borrower”), Delta Tucker Holdings, Inc., a Delaware corporation (“Holdings”), the other Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended and restated as of June 15, 2016 pursuant to that certain Amendment No. 5 and Waiver to Credit Agreement dated as of April 30, 2016 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Loan Parties desire to amend certain provisions of the Credit Agreement on the terms set forth herein; and
WHEREAS, Section 10.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend certain provisions of the Credit Agreement and the other Loan Documents for certain purposes.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment.
(i)    Section 6.01(a) of the Credit Agreement is hereby amended and restated as of the Amendment No. 6 Effective Date (as defined below) in its entirety as follows:
“(a)    Deliver to the Administrative Agent for prompt further distribution to each Lender, as soon as available, but in any event within ninety (90) days after the end of each fiscal year, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to (x) any “going concern” or like qualification or exception (except for (i) in the case of the fiscal year ended December 31, 2015, such qualifications or exceptions that relate solely to the maturity of the Term B-1 Loans and/or Class A Revolving Credit Commitments, as applicable, and (ii) in the case of the fiscal year ending December 31, 2016, such qualifications or exceptions that relate solely to the maturity of any outstanding Senior Notes and/or the Maturity Date of any outstanding Term B-2 Loans and/or the Class B

Revolving Credit Facility, as applicable) or (y) any qualification or exception as to the scope of such audit;”
(ii)    The first paragraph immediately following Section 6.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Holdings and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of Holdings (or any direct or indirect parent of Holdings) or (B) Holdings’ (or any direct or indirect parent thereof), as applicable, Form l0-K or 10-Q, as applicable, containing the information required to be contained therein if Holdings (or any direct or indirect parent thereof), as applicable, were required to file such forms with the SEC; provided that, with respect to clauses (A) and (B), (i) to the extent such information relates to a parent of Holdings, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Holdings (or such parent), on the one hand, and the information relating to Holdings and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to (x) any “going concern” or like qualification or exception (except for (i) in the case of the fiscal year ended December 31, 2015, such qualifications or exceptions that relate solely to the maturity of the Term B-1 Loans and/or Class A Revolving Credit Commitments, as applicable, and (ii) in the case of the fiscal year ending December 31, 2016, such qualifications or exceptions that relate solely to the maturity of any outstanding Senior Notes and/or the Maturity Date of any outstanding Term B-2 Loans and/or the Class B Revolving Credit Facility, as applicable) or (y) any qualification or exception as to the scope of such audit.
Section 2.    Representations and Warranties, No Default. After giving effect to the amendments contained herein, on the Amendment No. 6 Effective Date, the Loan Parties hereby confirm that: (a) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (b) the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 6 Effective Date with the same effect as though made on and as of the Amendment No. 6 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) and except to the extent such representations and warranties are already qualified by materiality (in which case such representations and warranties shall be true and correct in all respects); and (c) no Default has occurred and is continuing under the Credit Agreement.
Section 3.    Effectiveness. This Amendment shall become effective on the date that the following conditions have been satisfied (such date, the “Amendment No. 6 Effective Date”):
(i)    Execution of this Amendment. The Administrative Agent shall have received executed counterparts of this Amendment from Lenders constituting the Required Lenders and each Loan Party;
(ii)    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 6 Effective Date certifying (a) as to Section 2(b) of this Amendment and (b) that before and after giving effect to this Amendment, no Default shall have occurred and be continuing;
(iii)    Fees. The Administrative Agent and the Term B-2 Lenders shall have received all expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement or Section 8 of this Amendment to the extent invoiced two (2) Business Days prior to the Amendment No. 6 Effective Date; and
(iv)    Absence of Defaults. Before and after giving effect to this Amendment, no Default shall have occurred and be continuing.
Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 5.    Applicable Law.
(a)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)    ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE

UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
Section 6.    Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
Section 7.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect, subject to this Amendment from and after the Amendment No. 6 Effective Date. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and at, and from and after, the Amendment No. 6 Effective Date, as applicable, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.
Section 8.    Expenses. Whether or not the Amendment No. 6 Effective Date occurs, the Borrower agrees to pay or reimburse the Term B-2 Lenders for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment to be entered into or to become effective on or prior to the Amendment No. 6 Effective Date and the consummation of the transactions contemplated thereby on the Amendment No. 6 Effective Date (including all Attorney Costs (as such term is defined in the Credit Agreement), which shall be limited to Stroock & Stroock & Lavan LLP).

Section 9.    WAIVER OF RIGHT TO TRIAL BY JURY.
TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DYNCORP INTERNATIONAL INC.

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

DELTA TUCKER HOLDINGS, INC.

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

DIV CAPITAL CORPORATION
DTS AVIATION SERVICES LLC
DYN MARINE SERVICES OF VIRGINIA LLC
DYNCORP AEROSPACE OPERATIONS LLC
DYNCORP INTERNATIONAL LLC
DYNCORP INTERNATIONAL SERVICES LLC
HELIWORKS LLC
PHOENIX CONSULTING GROUP, LLC
SERVICES INTERNATIONAL LLC
WORLDWIDE MANAGEMENT AND CONSULTING SERVICES LLC
WORLDWIDE RECRUITING AND STAFFING SERVICES LLC

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 6]

CASALS & ASSOCIATES, INC.

By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Maurice Washington
Name: Maurice Washington
Title: Vice President

[ADDITIONAL LENDER SIGNATURES OMITTED]

[Signature Page to Amendment No. 6]